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                                                             Exhibit 10





            INSTRUMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE, dated as of March 1, 1995 (this "Instrument"), among BanPonce Financial Corp., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), BanPonce Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Puerto Rico (the "Guarantor"), Citibank, N.A., a national banking association (the "Retiring Trustee"), and The First National Bank of Chicago, a national banking association (the "Successor Trustee").


                                  RECITALS

            The Company, the Guarantor and the Retiring Trustee, as trustee, are parties to (i) an Indenture, dated as of October 1, 1991 (the "Original Indenture"), which provides for the issuance from time to time of unsecured debt securities of the Company, unconditionally guaranteed as to the payment of principal, premium (if any) and interest by the Guarantor, and (ii) the First Supplemental Indenture, dated as of February 28, 1995 (collectively with the Original Indenture, the "Indenture"), which modified
Section 609 of the Original Indenture.

            There are presently issued and outstanding under the Indenture $621,100,000 aggregate initial offering price of Securities, which were issued in three series, designated Medium-Term Notes, Medium-Term Notes, Series A, and Medium-Term Notes, Series B, respectively (such Securities, collectively, the "Notes").

            The Retiring Trustee, by letter dated February 24, 1995, has given the Company and the Guarantor notice of its resignation as Trustee under the Indenture (any entity acting in such capacity being hereinafter referred to as the "Trustee") as to each series of the Notes, and the Company and the Guarantor, by resolutions of their respective Boards of Directors, have accepted such resignation.

            The Company and the Guarantor, by resolutions of their respective Boards of Directors, have appointed the Successor Trustee to succeed the Retiring Trustee as Trustee as to each series of the Notes, and the Successor Trustee wishes to accept such appointment.

            Section 611(a) of the Indenture provides that in the event of a succession of Trustees, on the request of the Company, the Guarantor or the successor Trustee, the retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to the successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to the successor

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Trustee all property and money held by the retiring Trustee under the
Indenture.


                            NOW, THEREFORE, THIS
           INSTRUMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE
                                WITNESSETH:

            For and in consideration of the premises and the other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Guarantor, the Retiring Trustee and the Successor Trustee mutually agree as follows:


                                ARTICLE ONE

                      Definitions and Other Provisions
                           of General Application

Section 101.  Definitions.

            Except as otherwise expressly provided or unless the context otherwise requires, all terms used in this instrument which are defined in the Indenture shall have the meanings ascribed to them by the Indenture.

Section 102.  Effect of Headings.

            The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 103.  Successors and Assigns.

            All covenants and agreements in this Instrument by the parties hereto shall bind their respective successors and assigns, whether so expressed or not.

Section 104.  Separability Clause.

            In case any provision in this Instrument shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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Section 105.  Benefits of Instrument.

            Nothing in this Instrument, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Instrument or under the Indenture.

Section 106.  Governing Law.

            This Instrument shall be governed by and construed in accordance with the laws of the State of New York.


                                ARTICLE TWO

                       Representations and Warranties

Section 201.   Representations and
               Warranties of All Parties.

            Each of the Company, the Guarantor, the Retiring Trustee and the Successor Trustee hereby represents and warrants, each to the other, that:

            (a) It either (i) has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation, or (ii) is a national banking association duly organized under the laws of the United States; and

            (b) It has full power and authority to execute and deliver and perform its obligations under this Instrument; and

            (c) This Instrument has been duly and validly authorized, executed, and delivered by it and constitutes a legal, valid, and binding obligation enforceable against it in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

Section 202.  Representations and Warranties
              of the Company and the Guarantor.

            Each of the Company and the Guarantor hereby represents and warrants to the Successor Trustee that:

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            (a)   No Event of Default and no event which, after notice or
      lapse of time or both, would become an Event of Default, has occurred and is continuing; and

            (b) It has not appointed any Paying Agent other than the Retiring Trustee.

Section 203.  Representations and
              Warranties of the Retiring Trustee.

            The Retiring Trustee hereby represents and warrants to the Successor Trustee that:

             (i) To the best of its knowledge, no Event of Default has occurred and is continuing; and

            (ii) No covenant or condition contained in the Indenture has been waived by it or by the Holders of the percentage in aggregate principal amount of the Securities required by the Indenture to effect any such waiver; and

           (iii) There is no action, suit, or proceeding pending or threatened against it before any court or governmental authority arising out of any action or omission by it as Trustee under the Indenture; and

            (iv) It has not delegated to any other party any of its duties as Trustee, Registrar, or Paying Agent, and has not appointed any Authenticating Agent.

Section 204.  Representations and
              Warranties of the Successor Trustee.

            The Successor Trustee hereby represents and warrants to the Company, the Guarantor and the Retiring Trustee that it is eligible pursuant to the Trust Indenture Act of 1939, as amended, to act as Trustee under the Indenture, has a combined capital and surplus of at least $50,000,000 and maintains a Corporate Trust Office in the Borough of Manhattan, The City of New York.


                               ARTICLE THREE

                     Assignment, Transfer and Delivery

Section 301.  Assignment, Transfer and Delivery.

            (a) The Company hereby (i) accepts the Retiring Trustee's resignation as Trustee under the Indenture as to each series of the Notes,
(ii) appoints the Successor

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Trustee as Trustee under the Indenture as to each series of the Notes, and confirms to the Successor Trustee all the rights, powers, and trusts of the Trustee under the Indenture.

            (b) The Successor Trustee hereby accepts its appointment as Trustee under the Indenture and shall hereby be vested with all the authority, rights, powers, trusts and duties of the Trustee under the Indenture.

            (c) The Retiring Trustee hereby assigns, transfers, delivers, and confirms to the Successor Trustee all right, title, and interest of the Retiring Trustee in and to the trust under the Indenture, any and all property and money held by the Retiring Trustee under the Indenture and all rights, powers, and trusts of the Trustee under the Indenture, and each of the Company and the Guarantor hereby consents to such assignments and transfers.

Section 302.  Notice to Holders.

            Promptly after the execution and delivery of this Instrument, the Successor Trustee, not as Trustee but as agent on behalf of the Company and the Guarantor, shall cause a notice to be sent to each Holder of the Securities in accordance with Section 6.10(f) of the Indenture.

Section 303.  Further Assurances.

            (a)  The Retiring Trustee shall, as promptly as practicable,
(i) deliver to the Successor Trustee all property and money held by the Retiring Trustee under the Indenture, furnish to the Successor Trustee originals of all documents relating to the trust created by the Indenture and all information in it possession relating to the administration and status thereof and shall furnish to the Successor Trustee any of such documents or information the Successor Trustee may select, provided that the Successor Trustee shall make available to the Retiring Trustee as promptly as practicable following the request of the Retiring Trustee any such original documents which the Retiring Trustee may need to defend against any action, suit, or proceeding against the Retiring Trustee as Trustee or which the Retiring Trustee may need for any other proper purpose.

            (b) Each of the parties hereto shall execute and deliver such further instruments and shall perform such other acts as the Successor Trustee may reasonably require to more fully and certainly vest and confirm in the Successor Trustee all the rights, trusts, and powers hereby assigned, transferred, delivered, and confirmed to the Successor Trustee.

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Section 304.  Survival of Obligations.

            The Company and the Guarantor hereby agree that their obligations to the Retiring Trustee under Section 607 of the Indenture shall survive the resignation of the Retiring Trustee.

                          *          *          *

            This Instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Instrument.

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            IN WITNESS WHEREOF, the parties hereto have caused this
Instrument to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                              BANPONCE FINANCIAL CORP.



                              By:   /s/ David H. Chafey, Jr.
                                      David H. Chafey, Jr.
                                      Executive Vice President

                              By:   /s/ Jose Luis Lopez Calderon
                                      Jose Luis Lopez Calderon
                                      Senior Vice President

Attest:

/s/ Brunilda Santos de Alvarez
  Brunilda Santos de Alvarez
  Assistant Secretary




Affidavit No. 178


      Subscribed to before me by David H. Chafey, Jr., of legal age, married and resident of San Juan, Puerto Rico, as Executive Vice President of BanPonce Financial Corp. and Jose Luis Lopez Calderon, of legal age, married and resident of San Juan, Puerto Rico as Senior Vice President of BanPonce Financial Corp. and who are personally known to me, in San Juan, Puerto Rico, this 1st day of March, 1995.



[SEAL]                        /s/ Estela Martinez de Miranda
                                    Notary Public

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                              BANPONCE CORPORATION



                              By:   /s/ David H. Chafey, Jr.
                                      David H. Chafey, Jr.
                                      Executive Vice President

                              By:   /s/ Jose Luis Lopez Calderon
                                      Jose Luis Lopez Calderon
                                      Senior Vice President

Attest:


/s/ Brunilda Santos de Alvarez
  Brunilda Santos de Alvarez
  Assistant Secretary



Affidavit No. 181


      Subscribed to before me by David H. Chafey, Jr., of legal age, married and resident of San Juan, Puerto Rico, as Executive Vice President of BanPonce Corporation and Jose Luis Lopez Calderon, of legal age, married and resident of San Juan, Puerto Rico as Senior Vice President of BanPonce Corporation and who are personally known to me, in San Juan, Puerto Rico, this 1st day of March, 1995.



[SEAL]                        /s/ Estela Martinez de Miranda
                                    Notary Public

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                              CITIBANK, N.A.



                              By:   F. Mills
                                   Name:  F. Mills
                                   Title: Senior Trust Officer


Attest:


/s/ Louis A. Piscitelli

STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NEW YORK )

            On the first day of March, 1995, before me personally came F. Mills, to me known, who, being by me duly sworn, did depose and say that she is a Corporate Trust Officer of Citibank, N.A., one of the national banking associations described in and which executed the foregoing instrument; that she knows the seal of said national banking association; that the seal affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said national banking association, and that he signed his name thereto by like authority.



[SEAL]                              /s/ Peter M. Pavlyshin


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                              THE FIRST NATIONAL BANK OF CHICAGO



                              By:/s/ Suzanne Mauer
                                   Suzanne Mauer
                                   Trust Officer

Attest:

/s/ Douglas A. Tienken

STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NEW YORK )

            On the first day of March, 1995, before me personally came Suzanne Mauer, to me known, who, being by me duly sworn, did depose and say that he is a Corporate Trust Officer of The First National Bank of Chicago, one of the national banking associations described in and which executed the foregoing instrument; that he knows the seal of said national banking association; that the seal affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said national banking association, and that he signed his name thereto by like authority.



[SEAL]                              /s/ Lisa A. Brack